UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 0R 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): December 21, 2006

Commission File Number: 0-26594

PLM Equipment Growth & Income Fund VII Liquidating Trust
(Exact name of registrant as specified in its charter)

California	94-3168838
(State or other jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

405 Lexington Avenue, 67th Floor
New York, NY 10174
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 682-3344

Item 2.01 Completion of Acquisition or Disposition of Assets

On December 21, 2006 PLM Equipment Growth & Income Fund VII (the “Liquidating Trust”) completed the of sale of one of its bulk marine vessels to Bulk Leader Inc. (“Bulk Leader”) pursuant to the terms of the Memorandum of Agreement as described in Item 1.01 of the Liquidating Trust’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 28, 2006. Such Current Report is incorporated herein by reference.

The Liquidating Trust has agreed to sell its other bulk marine vessel to Bulk Crusader, Inc., an affiliate of Bulk Leader, as reported in Item 1.01 of the Liquidating Trust’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 28, 2006. Other than in respect of the memorandums of agreements, there are no material relationships between Bulk Leader, Bulk Crusader Inc., the Liquidating Trust or any of their affiliates, or any director or officer of the Trustee of the Liquidating Trust, or any associate of such director or officer.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

10.1 Memorandum of Agreement dated as of November 27, 2006 between Leader Vessel Limited Partnership and Bulk Leader Inc..

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLM Equipment Growth & Income Fund VII Liquidating Trust

By: PLM Financial Services, Inc.,  its Trustee

By: s/s Richard K Brock
Richard K Brock
Chief Financial Officer

Date: December 21, 2006

Exhibit Index

Exhibit 10.1 Memorandum of Agreement dated as of November 27, 2006 between Leader Vessel Limited Partnership and Bulk Leader Inc. (filed herewith).